WAYNE
HUMMER
MONEY
FUND
TRUST

                                  Semi-Annual
                             Financial Statements
                              September 30, 1996
                                  (Unaudited)

WAYNE
HUMMER
MONEY
FUND
TRUST

Dear Fellow Shareholder:

We are pleased to present the semi-annual financial statements of Wayne Hummer Money Fund Trust (the "Trust") for the period ended September 30, 1996. Net assets under management at the end of this period totaled $205,427,007. Since its inception, the Trust has continued to meet its objectives of liquidity and stability, which are the most important considerations of short-term investing.

The seven day average yield on the Trust's portfolio for the period ended September 30, 1996, was 4.75%; if dividends were reinvested the effective yield was 4.85%. For the six-month period ended September 30, 1996, the Trust provided a total return of 2.38%, assuming reinvestment of dividends. Since these figures represent historical data, future yields may be higher or lower.

The policies and procedures of the Trust adhere to the strict criteria used by rating agencies to assign the highest rating to money market funds. The Trust invests only in high-quality commercial instruments, does not purchase foreign instruments and limits itself to dealing with banks that have $1 billion or more in assets. The Trust also pays close attention to the maturity structure, credit quality, diversification of issuers and industries, and market price exposure of the Trust's portfolio.

As you are aware, the Trust offers its shareholders the ability to purchase and redeem shares without penalties or cost, while providing a vehicle for earning a yield on investments which reflects changes in current short-term rates. The Trust also offers the Systematic Investment Plan, a payroll deduction program, check writing services and provides, through Wayne Hummer Investments LLC, a personal representative to whom shareholders may speak to regarding their accounts and through whom investments may be made.

We appreciate your continued support of the Trust and ask that you call or write us if you have any questions about the Trust or your account.

Sincerely,

/s/ David P. Poitras
David P. Poitras
President
Wayne Hummer Money Fund Trust
October 21, 1996

An investment in the Trust is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Trust will be able to maintain a stable net asset value of $1.00 per share.

photo: David P. Poitras

                                 FUND OVERVIEW

ESTABLISHED IN 1982, THE PRIMARY OBJECTIVE OF THE WAYNE HUMMER MONEY FUND TRUST (THE "TRUST") IS TO MAXIMIZE CURRENT INCOME WHILE PRESERVING CAPITAL AND MAINTAINING LIQUIDITY. THE FUND IS A GOOD VEHICLE FOR SHORT-TERM CASH MANAGEMENT AND FOR INVESTORS WHO NEED STABILITY OF PRINCIPAL. THE FUND SEEKS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE AT ALL TIMES, ALTHOUGH THERE IS NO GUARANTEE THAT WE WILL BE ABLE TO DO SO.

Dave Poitras, portfolio manager of the Wayne Hummer Money Fund Trust, invests in short-term investments, which include commercial paper, banker's acceptances, certificates of deposit, and U.S. government and government agency securities. The Fund holds only those securities that present minimal credit risk and have only the highest rating of Standard & Poor's Corporation or Moody's Investor Service, Inc.--short-term corporate debt instruments rated AA or higher by Standard's & Poor's or Aa or higher by Moody's.

The Trust's prospectus contains more detailed information about permissible investments.

                      SERVICES AVAILABLE TO SHAREHOLDERS

IRA or Retirement Plans

Shares of the Wayne Hummer Money Fund Trust are a suitable addition to your IRA or pension plan. Federal income tax on money you invest this way is deferred until you begin withdrawals, normally after retirement. Just contact your Wayne Hummer Investment Executive for complete information.

Dividend Reinvestment

The Trust also will reinvest dividends automatically in additional shares for you. When investing over long time periods, the reinvestment of earnings can cause notable increases in returns because you earn interest on interest. Compounded over many years, this can add up to a significant sum.

Systematic Investment Plan

What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically monthly. Your bank can send money from your bank account to your Wayne Hummer Money Fund Trust account. Request an application with full details from your Wayne Hummer Investment Executive.

Payroll Direct Deposit Plan

You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Wayne Hummer Money Fund Trust. Complete details are available from the Trust or your Wayne Hummer Investment Executive.


                          STATEMENT OF ASSETS AND LIABILITIES

                                 SEPTEMBER 30,
                                     1996            MARCH 31,
                                 (UNAUDITED)           1996
                                 -----------        ----------
ASSETS
------------------------------
Investments, at amortized cost    $205,560,059     $225,528,781
Other assets:
   Cash.................               301,866          170,339
   Interest  receivable.               875,747          891,816
   Prepaid expenses.....                27,507           16,601
   Insurance deposit....                18,775           18,775
                                     ---------        ---------
     Total assets.......           206,783,954      226,626,312

LIABILITIES AND NET ASSETS
---------------------------
Investment purchase payable          1,001,861                0
Dividends payable.......               208,125          192,385
Due to Wayne Hummer
   Management Company...                84,421           96,261
Accounts payable........                62,540           64,586
                                     ---------        ---------
     Total liabilities..             1,356,947          353,232
                                     ---------        ---------
Net assets applicable to Shares
   outstanding, equivalent to
   $1.00 per Share............    $205,427,007     $226,273,080
                                     =========        =========



                            STATEMENT OF OPERATIONS

                               SIX MONTHS
                                  ENDED
                              SEPTEMBER 30,  YEAR ENDED
                                  1996        MARCH 31,
                               (UNAUDITED)      1996
                               -----------   ----------
Interest income.........       $5,700,282    $11,377,867

Expenses:
  Management fee........          526,657        976,895
  Transfer agent fees...           71,500        138,000
  Shareholder service agent fees   62,200        120,930
  Professional fees.....           25,600         62,500
  Registration costs....           24,554         63,354
  Custodian fees........           23,500         53,800
  Portfolio accounting..           12,141         17,844
  Trustee fees..........           10,419         23,500
  Printing costs........           10,093         41,687
  Insurance costs.......            6,520         20,031
  Other.................            3,257         20,601
                                  --------      --------
    Total expenses......          776,441      1,539,142
                                  --------      --------
Net increase in net assets
  resulting from operations....$4,923,841     $9,838,725
                                  ========      ========


                      STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED
                                                                   SEPTEMBER 30,         YEAR ENDED
                                                                           1996           MARCH 31,
                                                                     (UNAUDITED)               1996
Operations:
  Net investment income.........................................    $  4,923,841       $  9,838,725
Dividends to Shareholders from net
investment income...........................                          (4,923,841)        (9,838,725)
Capital Share transactions (dollar amounts
and number of Shares are the same):
  Proceeds from Shares sold.....................................     241,625,027         521,966,037
  Shares issued upon reinvestment of dividends .................       4,738,044           9,405,599
                                                                      ----------          ----------
                                                                     246,363,071         531,371,636

  Less payments for Shares redeemed.............................   (267,209,144)       (460,346,433)
                                                                      ----------          ----------
  Increase (decrease) due to Capital Share transactions.........    (20,846,073)          71,025,203
Net assets at beginning of the period...........................     226,273,080         155,247,877
                                                                      ----------          ----------
Net assets at end of the period.................................    $205,427,007        $226,273,080
                                                                      ==========          ==========

                             FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)
                                              SIX MONTHS ENDED
                                             SEPTEMBER 30, 1996                     YEAR ENDED MARCH 31,
                                                    (UNAUDITED)       1996          1995          1994           1993
                                                    -----------       ----          ----          ----           ----
NET ASSET VALUE, BEGINNING OF PERIOD.....            $  1.00       $  1.00       $  1.00       $  1.00        $  1.00
Income from investment operations:
  Net investment income..................               0.02          0.05          0.04          0.02           0.03
  Less dividends from investment income..              (0.02)        (0.05)        (0.04)        (0.02)         (0.03)
                                                        ------       ------        ------        ------         ------

NET ASSET VALUE, END OF PERIOD...........              $1.00       $  1.00       $  1.00       $  1.00        $  1.00
                                                        ======       ======        ======        ======         ======

TOTAL RETURN.............................               2.38%         5.18%         4.24%(b)      2.47%          2.83%

RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's).....             205,427       226,273        155,248      153,529        158,170
  Ratio of total expenses to average net assets          0.74(a)       .79%           .80%         .80%           .79%
  Ratio of net investment income to average
  net assets                                            4.69%(a)      5.04%          4.16%        2.44%          2.80%

(a) Determined on an annualized basis.
(b) The total return includes the effect of the capital contribution of
$0.0011 per share. The return without the capital contribution would have been 4.12%.

See accompanying notes to financial statements.


                           PORTFOLIO OF INVESTMENTS
                              September 30, 1996
 PRINCIPAL                                                                 RATE          MATURITY DATE
  AMOUNT        COMMERCIAL PAPER (66.8%)                                     %              (1996)          VALUE
 ---------      ----------------                                          ---------         ---------     ----------
$1,485,000      Associates Corp. of North America..................         5.354             10/01     $ 1,485,000
 2,475,000      Norwest Financial Inc..............................         5.436             10/02       2,474,632
 1,875,000      First Chicago Financial Corp.......................         5.437             10/03       1,874,442
   500,000      Norwest Financial Inc..............................         5.377             10/04         499,779
 1,985,000      Ford Motor Credit Co...............................         5.519             10/04       1,984,100
 6,900,000      Raytheon Co........................................         5.420             10/07       6,893,859
 5,000,000      Pitney Bowes Credit Corp...........................         5.522             10/08       4,994,711
 5,750,000      Penney (J.C.) Funding Corp.........................         5.462             10/09       5,743,126
 1,000,000      Ford Motor Credit Co...............................         5.392             10/10         998,673
 2,400,000      Bellsouth Telecommunications Inc...................         5.382             10/11       2,396,467
 2,550,000      Equitable Resources Inc............................         5.443             10/11       2,546,203
 2,586,000      Merrill Lynch & Co. Inc............................         5.365             10/15       2,580,690
 5,000,000      Banc One Corp......................................         5.519             10/16       4,988,688
 5,000,000      Sun Trust Banks Inc................................         5.539             10/16       4,988,646
 2,000,000      Ameritech Corp.....................................         5.368             10/18       1,995,013
 2,000,000      PHH Corp...........................................         5.418             10/18       1,994,966
   824,000      Associates Corp. of North America..................         5.378             10/18         821,942
 1,807,000      PHH Corp...........................................         5.439             10/18       1,802,435
   400,000      Ford Motor Credit Co...............................         5.371             10/23         398,709
 2,000,000      Illinois Tool Works Inc............................         5.413             10/24       1,993,202
 1,815,000      Madison Gas & Electric Co..........................         5.404             10/25       1,808,575
 5,000,000      Equitable Resources Inc............................         5.396             10/28       4,980,125
 1,300,000      Equitable Resources Inc............................         5.416             10/28       1,294,813
   581,000      Associates Corp. of North America..................         5.499             10/29         578,560
 6,500,000      Ameritech Corp.....................................         5.555             11/04       6,466,543
 3,373,000      Consolidated Rail Corp.............................         5.473             11/04       3,355,893
 4,700,000      Consolidated Rail Corp.............................         5.463             11/04       4,676,208
 4,000,000      National Rural Utilities Cooperative Finance Corp..         5.505             11/05       3,979,000
 4,948,000      Pitney Bowes Credit Corp...........................         5.384             11/08       4,920,423
 5,000,000      Illinois Tool Works Inc............................         5.449             11/12       4,968,850
 2,300,000      Safeco Credit Co. Inc..............................         5.431             11/15       2,284,705
 1,000,000      Morgan (J.P.) & Co. Inc............................         5.639             11/18         992,640
 3,500,000      National Rural Utilities Cooperative Finance Corp..         5.474             11/18       3,474,987
 5,333,000      DuPont (E.I.) de Nemours & Co......................         5.388             11/19       5,294,710
   725,000      First Chicago Financial Corp.......................         5.414             11/20         719,663
 3,000,000      Merrill Lynch & Co. Inc............................         5.497             11/20       2,977,583
   669,000      General Electric Capital Corp......................         5.509             11/22         663,791
 2,000,000      Ameritech Corp.....................................         5.408             11/25       1,983,836
 5,000,000      Safeco Credit Co. Inc..............................         5.539             12/04       4,951,911
 4,000,000      Banc One Corp......................................         5.510             12/06       3,960,547
 3,000,000      Bellsouth Telecommunications Inc...................         5.474             12/13       2,967,515
 2,785,000      Norwest Financial Inc..............................         5.499             12/31       2,747,337
   948,000      Norwest Financial Inc..............................         5.567           01/06/97        934,181
 2,100,000      Merrill Lynch & Co. Inc............................         5.584           01/13/97      2,067,119
 2,000,000      WMX Technologies Inc...............................         5.570           01/22/97      1,966,100
 6,488,000      General Electric Capital Corp......................         5.572           01/24/97      6,376,082
 1,500,000      WMX Technologies Inc...............................         5.792           02/04/97      1,470,600
 1,000,000      WMX Technologies Inc...............................         5.808           05/13/97        965,591
                                                                                                          ---------
                                                                                                        137,283,171
                                                                                                          ---------


 PRINCIPAL                                                                 RATE          MATURITY DATE
  AMOUNT        US GOVERNMENT & AGENCIES (14.9%)                              %              (1996)           VALUE
 --------       ------------------------                                  ---------         ---------       --------
 2,000,000      Federal National Mortgage Association (a)..........         5.620             10/01       1,999,462
   500,000      Student Loan Marketing Association (a).............         5.675             10/01         500,057
 2,000,000      Student Loan Marketing Association (a).............         5.720             10/01       2,000,990
 3,000,000      Federal Home Loan Mortgage Corp....................         5.579             10/07       2,999,365
   373,000      United States Treasury Bill........................         5.239             10/17         372,144
 1,000,000      Student Loan Marketing Association (a).............         5.800             10/22       1,000,000
 2,000,000      Federal Home Loan Bank.............................         5.430             10/25       2,002,100
 3,000,000      Private Export Funding Corp........................         5.440             10/31       3,003,993
   500,000      Federal Home Loan Bank.............................         5.690             11/26         499,167
 3,000,000      Federal Home Loan Mortgage Corp....................         5.130             12/09       2,997,151
 1,600,000      Federal Farm Credit Bank...........................         5.520             12/09       1,600,746
   500,000      Federal Farm Credit Bank...........................         5.701             12/10         498,982
 2,000,000      Tennessee Valley Authority.........................         5.370             12/15       1,996,949
 2,000,000      Federal Home Loan Bank.............................         5.427             12/20       1,996,312
 4,200,000      Federal National Mortgage Association..............         5.446             12/26       4,198,166
 1,000,000      Federal Home Loan Bank.............................         5.677           02/25/97      1,004,526
 1,000,000      Federal Home Loan Bank.............................         6.000           09/12/97      1,000,000
 1,000,000      Federal National Mortgage Association..............         6.020           09/19/97        999,688
                                                                                                         ----------
                                                                                                         30,669,798
                                                                                                         ----------

                CORPORATE & BANK NOTES (8.7%)
                ---------------------
 3,000,000      Society National Bank, Cleveland, OH (a)...........         5.260             10/01        2,998,429
 1,200,000      DuPont (E.I.) de Nemours & Co......................         5.600             10/15        1,201,260
 1,000,000      Beneficial Corp....................................         5.800             10/21        1,000,608
 1,000,000      Associates Corp. of North America..................         5.800             11/30          998,097
 1,000,000      Bank One, Indianapolis NA, Indianapolis, Ind.......         5.250             12/30        1,006,033
 1,200,000      PHH Corp...........................................         5.905           01/01/97       1,206,090
 1,000,000      General Electric Capital Corp......................         5.177           02/14/97         999,107
 5,000,000      Fifth Third Bank, Cincinnati, OH...................         5.530           02/24/97       5,000,000
 1,600,000      Safeco Credit Co. Inc..............................         6.000           05/01/97       1,624,284
 1,000,000      Society National Bank, Cleveland, OH...............         5.920           05/21/97       1,000,000
 1,000,000      Harris Trust & Savings Bank, Chicago, IL...........         6.100           06/17/97         999,594
                                                                                                          ----------
                                                                                                          18,033,502
                                                                                                          ----------

                BANKERS ACCEPTANCES (4.6%)
                --------------------
 2,800,000      Northern Trust, Chicago, IL........................         5.496             10/25        2,789,920
 1,750,000      Morgan Guaranty Trust Co. of New York, NY..........         5.418             10/30        1,742,500
 5,000,000      SunTrust Bank Atlanta, Atlanta, GA.................         5.412             11/05        4,974,188
                                                                                                          ----------
                                                                                                           9,506,608
                                                                                                          ----------

               CERTIFICATES OF DEPOSIT (4.9%)
               --------------------
 5,000,000      First Alabama Bank, Montgomery, AL.................         5.340             10/07        4,999,999
 5,000,000      First Alabama Bank, Montgomery, AL.................         5.520             10/17        4,999,998
    66,983      State Street Bank & Trust & Co., Boston, MA........         4.500           02/28/97          66,983
                                                                                                          ----------
                                                                                                          10,066,980
                                                                                                          ----------
               TOTAL INVESTMENTS (99.9%)..........................                                       205,560,059
               CASH AND OTHER ASSETS, LESS LIABILITIES (0.1%).....                                         (133,052)
                                                                                                          ----------
               NET ASSETS (100.0%)................................                                      $205,427,007
                                                                                                          ==========

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Short term floating rate security. Rate shown represents the effective interest rate at September 30, 1996. The date shown is the next interest rate change date.
(b) Interest rates represent annualized yield to date of maturity.
(c) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Money Fund Trust (the "Trust") is organized as an unincorporated business trust under the laws of Massachusetts. It commenced investment operations on April 2, 1982. The Trust may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value in one or more series ("Portfolios"). At September 30, 1996, Shares of only one series were outstanding.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Investments are stated at value. The Trust utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Trust believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Trust promptly will consider what action should be taken.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.

2. TRUST SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Trust Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Trust's Portfolio so as to affect materially the net asset value of the Shares by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.

3. FEDERAL INCOME TAXES
   It is the Trust's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Trust has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC, formerly Wayne Hummer & Co. ("Distributor and Shareholder Service Agent"). (Wayne Hummer & Co., an Illinois limited partner was reorganized as a Delaware limited liability company effective April 1, 1996.) The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Trust pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Trust to the extent that the Trust's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the period ended September 30, 1996, and the year ended March 31, 1996, the Trust incurred management fees of $526,657 and $976,895, respectively.

   For portfolio accounting services, the Trust pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Trust reimburses the Shareholder Service Agent for the approximate cost of processing Trust Share transactions and maintaining Shareholder accounts.

   Certain trustees of the Trust are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1996, and the year ended March 31, 1996, the Trust made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $10,419 and $23,500, respectively.

          BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

This brochure must be
preceded or accompanied
by a current
prospectus of the
Wayne Hummer Money Fund Trust.


Wayne Hummer Investments LLC
300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

WAYNE HUMMER
MONEY FUND TRUST
300 South Wacker Drive
Chicago, IL 60606-6607

WAYNE
HUMMER
MONEY
FUND
TRUST

                                  Semi-Annual
                                   Financial
                                  Statements
                              September 30, 1996
                                  (Unaudited)